UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2017

CITIZENS, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 East Anderson Lane

Austin, Texas 78752

(Registrant’s telephone number, including area code)

(512) 837-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 3, 2017, Citizens, Inc. (the “Company”) received an expected notice from the New York Stock Exchange (the “NYSE”) indicating that the Company is not in compliance with the NYSE’s continued listing requirements under the timely filing criteria outlined in Section 802.01E of the NYSE Listed Company Manual due to the delay in filing the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the “2016 Form 10-K”).

As previously disclosed, the Company reported in a Form 12b-25 filed with the Securities and Exchange Commission (“SEC”) on March 17, 2017 that it was unable to file its 2016 Form 10-K within the prescribed time period without unreasonable effort or expense. On March 31, 2017, the Company filed a Current Report on Form 8-K with the SEC to disclose that it was unable to file its 2016 Form 10-K by the extended filing deadline of March 31, 2017 because the Company’s independent registered public accounting firm required additional time to complete the signoff of its audit of the Company’s 2016 financial statements and review of the 2016 Form 10-K.

In accordance with NYSE rules, the Company has contacted the NYSE to discuss the status of the 2016 Form 10-K and issued a press release on April 7, 2017 pertaining to the late filing, which has been included as Exhibit 99.1 to this Form 8-K. The Company intends to file its 2016 Form 10-K as promptly as possible after its independent registered public accounting firm has completed its review and signoff.

The NYSE informed the Company that under NYSE rules, the Company has six months from the due date to file its 2016 Form 10-K with the SEC. If the Company fails to file the late report and all other periodic reports with subsequent due dates within six months of the filing due date of the late report, the NYSE may, in its sole discretion, allow the Company’s securities to remain listed for up to an additional six months depending on certain circumstances. The Company may regain compliance with the NYSE listing standards at any time prior to such date by filing its 2016 Form 10-K with the SEC. The NYSE notice also reserves the right of the NYSE to commence delisting proceedings at any time if circumstances warrant.

Cautionary Statement Regarding Forward–Looking Statements

This report contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements reflect the Company’s current beliefs, assumptions and expectations regarding future events, which are based on information currently available to us. Forward-looking statements can generally be identified by words such as “may,” “will,” “plan,” “expect,” “project,” “intend,” “estimate,” “anticipate,” “believe” and “continue” or variations or similar terminology. Such forward-looking statements in this report include the anticipated timing of the filing of the Company’s 2016 Form 10-K. The forward-looking statements may involve risks, uncertainties and other factors that could cause actual results to differ materially from those indicated in these statements. Please refer to the Company’s filings with the SEC, including among others the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent filings on Form 10-Q, for a discussion of important risk factors. Forward-looking statements speak only as of the date on which they are made. The Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release, date April 7, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC.

By:	/s/ Geoffrey Kolander
Geoffrey Kolander, CEO

Date: April 7, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated April 7, 2017.